UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

Northern Lights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd Street, Suite 3001

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 323-2526

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	NLITU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	NLIT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	NLITW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on February 11, 2022, Northern Lights Acquisition Corp., a Delaware corporation (the “Company”) and 5AK, LLC, the Company’s sponsor (the “Sponsor”), entered into a definitive unit purchase agreement (the “Unit Purchase Agreement”) with SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (the “Target”), SHF Holding Co., LLC, the sole member of the Target (the “Seller”), and Partner Colorado Credit Union, the sole member of the Seller (the “Seller Parent”), whereby the Company will purchase all of the issued and outstanding membership interests of the Target from the Seller (the “Business Combination”).

On June 16, 2022, the Company, the Target, and Midtown East Management NL LLC, a Delaware limited liability company (“Midtown East”), entered into an agreement (the “Forward Purchase Agreement”) for an OTC Equity Prepaid Forward Transaction (the “Forward Purchase Transaction”). Pursuant to the terms of the Forward Purchase Agreement (a) Midtown East intends, but is not obligated, to purchase shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), after the date of the Forward Purchase Agreement from holders of Class A Common Stock, other than the Company or affiliates of the Company, who have requested that their shares of Class A Common Stock be redeemed or indicated an interest in having their shares of Class A Common Stock redeemed pursuant to the redemption rights set forth in the Company’s Amended and Restated Certificate of Incorporation in connection with the Business Combination (such holders, “Redeeming Holders”) and (b) Midtown East has agreed to waive any redemption rights in connection with the Business Combination with respect to any shares of Class A Common Stock it purchases in accordance with the Forward Purchase Agreement (the “Subject Shares”). The number of Subject Shares shall be no more than the lesser of (i) 5,000,000 and (ii) the maximum number of shares of Class A Common Stock such that Midtown East does not beneficially own greater than 9.9% of the Class A Common Stock on a post-combination pro forma basis. Midtown East will purchase any Additional Shares (as defined in the Forward Purchase Agreement) at the Redemption Price (as defined in Section 9.2 of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”)), and has undertaken to purchase all Subject Shares at a price no higher than the Redemption Price.

The Forward Purchase Agreement provides that (a) one business day following the closing of the Business Combination, the Company will pay to Midtown East, out of the funds held in the Company’s trust account, an amount (the “Prepayment Amount”) equal to the Redemption Price per share (the “Initial Price”) multiplied by the aggregate number of Subject Shares and Additional Shares (as defined in the Forward Purchase Agreement), if any (together, the “Number of Shares”), on the date of such prepayment, (b) on the first business day of each calendar quarter after the closing of the Business Combination, the Company will pay to Midtown Madison Management LLC a structuring fee in the amount of $5,000 per quarter and (c) on the date occurring one settlement cycle following the valuation date (which shall occur on the earlier of (i) the third anniversary of the closing of the Business Combination and (ii) the date specified by Midtown East in a written notice (not earlier than the day such notice is effective) that, during any 30 consecutive scheduled trading day-period following the closing of the Business Combination, the volume weighted average trading price per share for 20 scheduled trading days during such period shall have been less than $3.00 per share, Midtown East shall deliver to the Company the Number of Shares less any Terminated Shares, as described below.

From time to time and on any scheduled trading day after the closing of the Business Combination, Midtown East may sell Subject Shares or Additional Shares (or any other shares of common stock or other securities of the Company) at its absolute discretion in one or more transactions, publicly or privately, and, in connection with such sales, terminate the Forward Purchase Transaction in whole or in part in an amount corresponding to the number of Subject Shares or Additional Shares sold (the “Terminated Shares”). At the end of each calendar month during which any such early termination occurs, Midtown East will pay to the Company an amount equal to the product of (x) the number of shares terminated during such calendar month and (y) the Reset Price, where “Reset Price” refers to, initially, the Redemption Price. The Reset Price will be adjusted on the first scheduled trading day (as defined in the Forward Purchase Agreement) of each month commencing on the first calendar month following the closing of the Business Combination to be the lowest of (a) the then-current Reset Price, (b) $10.00 and (c) the VWAP Price (as defined in the Forward Purchase Agreement) of the last ten (10) scheduled trading days of the prior calendar month, but not lower than $5.00; provided, however, that if the Company offers and sells shares of Class A Common Stock in a follow-on offering, or series of related offerings, at a price lower than, or upon any conversion or exchange price of currently outstanding or future issuances of any securities convertible or exchangeable for shares of Class A Common Stock being equal to a price lower than, the then-current Reset Price (the “Offering Price”), then the Reset Price shall be further reduced to equal the Offering Price.

The Company and Safe Harbor have agreed to pay (jointly and severally) to Midtown East a break-up fee equal to the sum of (i) all quarterly structuring fees and attorney fees and other reasonable expenses related thereto incurred by Midtown East or its affiliates in connection with the Forward Purchase Transaction, plus (ii) $1,000,000, upon the occurrence of an “Additional Termination Event” following the consummation of the Forward Purchase Transaction except where the Additional Termination Event occurred as a result of regulatory items or a material breach of Seller’s obligations under the Forward Purchase Agreement. An “Additional Termination Event” is defined under the Forward Purchase Agreement to occur if (a) the Business Combination fails to close on or before the Outside Date (as defined in the Unit Purchase Agreement, and as such Outside Date may be amended or extended from time to time) or (b) the Unit Purchase Agreement is terminated prior to the closing of the Business Combination. Midtown East irrevocably waived any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Company’s trust account, and agreed not to seek recourse against the trust account. Luminous Capital Inc., an affiliate of our Sponsor, and Safe Harbor have agreed that any such break-up fee, if due, will be borne equally by them.

Midtown East’s obligations to the Company under the Forward Purchase Agreement are secured by perfected liens on (i) all cash proceeds of the sale, transfer, or other disposition (other than in connection with any Permitted PB Activities (as defined in the Limited Liability Company Agreement of Midtown East) and cash flow posted to Midtown East as credit enhancements under those Permitted PB Activities) of Subject Shares; (ii) the deposit account of Midtown East in which such cash proceeds will be deposited; and (iii) proceeds and products of the foregoing. The deposit account will be subject to a customary deposit account control agreement in favor of the Company.

Midtown East may assign its rights under the Forward Purchase Agreement if the Number of Shares it acquires would exceed 9.9% of the Company’s shares of Class A Stock outstanding.

The primary purpose of entering into the Forward Purchase Agreement is to help ensure the maximum redemption threshold condition in the Unit Purchase Agreement will be met, increasing the likelihood that the transaction will close.

Disclosure On Redemptions Relating to the Agreement.

Midtown East has agreed to waive all redemption rights under the Certificate of Incorporation that would require redemption by the Company of the Subject Shares. Such waiver may reduce the number of shares of common stock redeemed in connection with the Business Combination, which reduction could alter the perception of the potential strength of the Business Combination.

The foregoing description is only a summary of the Forward Purchase Agreement and is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The Forward Purchase Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other factual information about the Company or Midtown East and its affiliates. The representations, warranties and covenants contained in the Forward Purchase Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to the Forward Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Forward Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or Midtown East and its affiliates.

Item 7.01.	Regulation FD Disclosure.

On June 17, 2022, the Company issued a press release announcing its entry into the Forward Purchase Agreement.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events.

The following disclosures supplement the disclosures contained in the definitive proxy statement, which was filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) and distributed on or about June 13, 2022 to the Company’s stockholders of record as of the close business on May 19, 2022 in connection with the Business Combination (the “Definitive Proxy Statement”).

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent that information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement. All page references are to pages in the Definitive Proxy Statement, and any defined terms used but not defined herein shall have the meanings set forth in the Definitive Proxy Statement.

Supplements to the Definitive Proxy Statement

The Definitive Proxy Statement is amended and supplemented on page 32 by adding the following to the “SUMMARY OF THE PROXY STATEMENT – Related Agreements” section of the Definitive Proxy Statement:

Forward Purchase Agreement

On June 16, 2022, the Company, the Target, and Midtown East Management NL LLC, a Delaware limited liability company (“Midtown East”), entered into an agreement (the “Forward Purchase Agreement”) for an OTC Equity Prepaid Forward Transaction (the “Forward Purchase Transaction”). Pursuant to the terms of the Forward Purchase Agreement (a) Midtown East intends, but is not obligated, to purchase shares of the Class A Stock, after the date of the Forward Purchase Agreement from holders of Class A Stock, other than the Company or affiliates of the Company, who have redeemed shares of Class A Stock or indicated an interest in redeeming shares of Class A Stock pursuant to the redemptions rights set forth in the our Amended and Restated Certificate of Incorporation in connection with the Business Combination and (b) Midtown East has agreed to waive any redemption rights in connection with the Business Combination with respect to any shares of Class A Stock it purchases in accordance with the Forward Purchase Agreement (the “FPA Subject Shares”).

The Definitive Proxy Statement is amended and supplemented on page 83 by adding the following at the end of the risk factor entitled “We and SHF will incur significant transaction and transition costs in connection with the Business Combination.”:

On June 16, 2022, the Company entered into the Forward Purchase Agreement with Midtown East. To the extent Midtown East purchases shares of Class A Stock pursuant to the Forward Purchase Transaction, one business day following the closing of the Business Combination, the Company will pay to Midtown East, out of funds held in the Trust Account, the Prepayment Amount (as such term is defined in the “PROPOSAL NO. 1 – APPROVAL OF THE BUSINESS COMBINATION – The Purchase Agreement – Related Agreements” section below). We will not have access to the Prepayment Amount immediately following the Closing, and depending on the manner in which the Forward Purchase Transaction is settled may never have access to the Prepayment Amount, which may adversely affect our liquidity and our capital needs following the Business Combination.

The Definitive Proxy Statement is amended and supplemented on page 118 by adding the following to the “PROPOSAL NO. 1 – APPROVAL OF THE BUSINESS COMBINATION – The Purchase Agreement – Related Agreements” section of the Definitive Proxy Statement:

Forward Purchase Agreement

On June 16, 2022, the Company, the Target, and Midtown East, entered into the Forward Purchase Agreement. Pursuant to the terms of the Forward Purchase Agreement (a) Midtown East intends, but is not obligated, to purchase shares of Class A Stock after the date of the Forward Purchase Agreement from holders of Class A Stock, other than the Company or affiliates of the Company, who have requested that their shares of Class A Stock be redeemed or indicated an interest in having their shares of Class A Stock redeemed pursuant to the redemption rights set forth in the Amended and Restated Certificate of Incorporation in connection with the Business Combination and (b) Midtown East has agreed to waive any redemption rights in connection with the Business Combination with respect to any shares of Class A Stock it purchases in accordance with the Forward Purchase Agreement, or FPA Subject Shares. The number of FPA Subject Shares shall be no more than the lesser of (i) 5,000,000 and (ii) the maximum number of shares of Class A Stock such that Midtown East does not beneficially own greater than 9.9% of the Class A Stock on a post-combination pro forma basis.

The Forward Purchase Agreement provides that (a) one business day following the closing of the Business Combination, the Company will pay to Midtown East, out of the funds held in the Company’s trust account, an amount (the “Prepayment Amount”) equal to the Redemption Price (as defined in Section 9.2 of the Amended and Restated Certificate of Incorporation per share (the “Initial Price”) multiplied by the aggregate number of FPA Subject Shares and Additional Shares (as defined in the Forward Purchase Agreement), if any (together, the “Number of Shares”), on the date of such prepayment, (b) on the first business day of each calendar quarter after the closing of the Business Combination, the Company will pay to Midtown Madison Management LLC a structuring fee in the amount of $5,000 per quarter and (c) on the date occurring one settlement cycle following the valuation date (which shall occur on the earlier of (i) the third anniversary of the closing of the Business Combination and (ii) the date specified by Midtown East in a written notice (not earlier than the day such notice is effective) that, during any 30 consecutive scheduled trading day-period following the closing of the Business Combination, the volume weighted average trading price per share for 20 scheduled trading days during such period shall have been less than $3.00 per share, Midtown East shall deliver to the Company the Number of Shares less any Terminated Shares, as described below.

From time to time and on any scheduled trading day after the closing of the Business Combination, Midtown East may sell FPA Subject Shares or Additional Shares (or any other shares of common stock or other securities of the Company) at its absolute discretion in one or more transactions, publicly or privately, and, in connection with such sales, terminate the Forward Purchase Transaction in whole or in part in an amount corresponding to the number of FPA Subject Shares or Additional Shares sold (the “Terminated Shares”). At the end of each calendar month during which any such early termination occurs, Midtown East will pay to the Company an amount equal to the product of (x) the number of shares terminated during such calendar month and (y) the Reset Price, where “Reset Price” refers to, initially, the Initial Price. The Reset Price shall be adjusted on the first scheduled trading day (as defined in the Forward Purchase Agreement) of each month commencing on the first calendar month following the closing of the Business Combination to be the lowest of (a) the then-current Reset Price, (b) $10.00 and (c) the VWAP Price (as defined in the Forward Purchase Agreement) of the last ten (10) scheduled trading days of the prior calendar month, but not lower than $5.00; provided, however, that if the Company offers and sells shares of Class A Stock in a follow-on offering, or series of related offerings, at a price lower than, or upon any conversion or exchange price of currently outstanding or future issuances of any securities convertible or exchangeable for shares of Class A Stock being equal to a price lower than, the then-current Reset Price (the “Offering Price”), then the Reset Price shall be further reduced to equal the Offering Price.

The Company and Safe Harbor have agreed to pay (jointly and severally) to Midtown East a break-up fee equal to the sum of (i) all quarterly structuring fees and attorney fees and other reasonable expenses related thereto incurred by Midtown East or its affiliates in connection with the Forward Purchase Transaction, plus (ii) $1,000,000, upon the occurrence of an “Additional Termination Event” following the consummation of the Forward Purchase Transaction except where the Additional Termination Event occurred as a result of regulatory items or a material breach of Seller’s obligations under the Forward Purchase Agreement. An “Additional Termination Event” is defined under the Forward Purchase Agreement to occur if (a) the Business Combination fails to close on or before the Outside Date (as defined in the Unit Purchase Agreement, and as such Outside Date may be amended or extended from time to time) or (b) the Unit Purchase Agreement is terminated prior to the closing of the Business Combination. Midtown East irrevocably waived any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Company’s trust account, and agreed not to seek recourse against the trust account. Luminous Capital Inc., an affiliate of our Sponsor, and Safe Harbor have agreed that any such break-up fee, if due, will be borne equally by them.

Midtown East’s obligations to the Company under the Forward Purchase Agreement are secured by perfected liens on (i) all cash proceeds of the sale, transfer, or other disposition (other than in connection with any Permitted PB Activities (as defined in the Limited Liability Company Agreement of Midtown East) and cash flow posted to Midtown East as credit enhancements under those Permitted PB Activities) of FPA Subject Shares; (ii) the deposit account of Midtown East in which such cash proceeds will be deposited; and (iii) proceeds and products of the foregoing. The deposit account will be subject to a customary deposit account control agreement in favor of the Company.

Midtown East has agreed to waive all redemption rights under the Amended and Restated Certificate of Incorporation that would require redemption by the Company of the FPA Subject Shares. Such waiver may reduce the number of shares of common stock redeemed in connection with the Business Combination, which reduction could alter the perception of the potential strength of the Business Combination.

Midtown East may assign its rights under the Forward Purchase Agreement if the Number of Shares acquired by it exceeds 9.9% of the Company’s shares of Class A Stock outstanding.

The Definitive Proxy Statement is amended and supplemented on page 123 by adding the following to the “PROPOSAL NO. 1 – APPROVAL OF THE BUSINESS COMBINATION – Background of the Business Combination” section of the Definitive Proxy Statement:

In May 2022, representatives of the Company had preliminary discussions with representatives of Midtown East regarding a potential Forward Purchase Transaction. Representatives of Midtown East sent a term sheet to the Company detailing the terms of a potential Forward Purchase Transaction. Discussions regarding the terms of such transaction continued in May 2022. On May 22, 2022, management of the Company discussed a potential Forward Purchase Transaction with the Board and the Board authorized management of the Company to negotiate and execute a definitive agreement with respect to the Forward Purchase Transaction, and a term sheet was finalized and executed on May 23, 2022. On May 31, 2022, Loeb & Loeb LLP, counsel to Midtown East, provided a draft Forward Purchase Agreement to the Company and Nelson Mullins. On June 2, 2022, Midtown East provided a due diligence request to the Company and Safe Harbor and commenced its diligence processes. The Company, Safe Harbor, and Midtown East continued its negotiations regarding the terms of the Forward Purchase Agreement, and Midtown East conducted its diligence. The respective boards of the Company and Safe Harbor approved the terms of the Forward Purchase Agreement on June 16, 2022 and on June 16, 2022, the Company, the Target, and Midtown East executed the Forward Purchase Agreement.

The Definitive Proxy Statement is amended and supplemented on page 158 by adding the following to the “THE COMPANY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS – Contractual Obligations” section of the Definitive Proxy Statement:

On June 16, 2022, the Company entered into the Forward Purchase Agreement with Midtown East. To the extent Midtown East purchases shares of Class A Stock pursuant to the Forward Purchase Transaction, one business day following the closing of the Business Combination, the Company will pay to Midtown East, out of funds held in the Trust Account, the Prepayment Amount (as such term is defined in the “PROPOSAL NO. 1 – APPROVAL OF THE BUSINESS COMBINATION – The Purchase Agreement – Related Agreements” section above).

Additional Information and Where to Find It

The proposed business combination involving the Company and the Target has been submitted to the stockholders of the Company for their consideration. The Company filed a definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the SEC on June 10, 2022, which has been distributed to the stockholders of the Company in connection with the Company’s solicitation for proxies for the vote by the stockholders of the Company in connection with the proposed business combination and other matters as described in the Proxy Statement. Before making any voting decision, the stockholders of the Company and other interested persons are advised to read the Proxy Statement along with all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination and the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about the Company, the Target, and the proposed business combination. Stockholders will be able to obtain free copies of the Proxy Statement as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022, or by telephone at (615) 554-0044.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. Information about those directors and executive officers and a description of their interests in the Company is contained in the Company’s Registration Statement on Form S-1 filed with the SEC on June 2, 2021 in connection with its initial public offering, its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022, the Proxy Statement, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022.

The Seller, the Seller Parent, the Target, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business combination. A list of the names of such parties and information regarding their interests in the business combination may be obtained by reading the Proxy Statement regarding the business combination when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Target’s services, the Target’s growth prospects and the Target’s market size, the Target’s projected financial and operational performance, including relative to its competitors, new product and service offerings the Target may introduce in the future, the proposed business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction, the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of the Company, the effect of the announcement or pendency of the proposed business combination on the Company’s or the Target’s business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company or the Target related to the Unit Purchase Agreement or the proposed business combination, the ability to maintain the listing of the Company’s securities on the Nasdaq Capital Market, the price of the Company’s securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Target plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the combined capital structure, the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, and other statements regarding the Target’s and the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC, the Definitive Proxy Statement, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Unit Purchase Agreement, including the adoption of the Unit Purchase Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the transactions contemplated by the Unit Purchase Agreement; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Unit Purchase Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Unit Purchase Agreement on the Target’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Unit Purchase Agreement disrupt current plans and operations of the Target; (viii) the outcome of any legal proceedings that may be instituted against the Target or the Company related to the Unit Purchase Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of the Company’s securities on Nasdaq Capital Market; (x) the price of the Company’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Target operates, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the capital structure, and the dilutive impact of the shares to be issued in connection with the business combination, the private placement to be completed in conjunction with the business combination, and the terms of the Forward Purchase Agreement; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Unit Purchase Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Target operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Target’s operations; (xiii) the risk that the Target and its current and future collaborators are unable to successfully develop and commercialize the Target’s products or services, or experience significant delays in doing so; (xiv) the risk that the Target may not achieve or sustain profitability; (xv) the risk that the Target will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that the Target experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company and the Target or the date of such information in the case of information from persons other than the Company or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This Current Report on Form 8-K relates to a proposed business combination between the Company and the Target and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Forward Purchase Agreement

99.1	Press Release

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN LIGHTS ACQUISITION CORP.

Date: June 17, 2022	By:	/s/ John Darwin
John Darwin
Co-Chief Executive Officer